Exhibit 10.1

August 29, 2023

Loop Media, Inc.

2600 West Olive Ave., Suite 5470

Burbank, CA. 91505

ATTN: Jon Niermann, Chief Executive Officer

EMAIL: jon@loop.tv

RE: Extension of Maturity Date of that certain $2,200,000 Secured Non-Revolving Line of Credit Loan Agreement dated as of May 31, 2023 (the “Agreement”) by and between Loop Media, Inc. (the “Borrower”) and Excel Family Partners, LLLP (the “Lender”), and that certain $2,200,000 Secured Non-Revolving Line of Credit Promissory Note dated as of May 31, 2023 (the “Note”), issued by the Borrower to the Lender. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

Dear Jon,

For good and valuable consideration, the sufficiency of which is hereby acknowledged, this letter (the “Amendment Letter Agreement”), effective as of August 29, 2023 (the “Amendment Effective Date”), serves as an agreement by the Lender to hereby extend the Maturity Date of each of the Agreement and the Note by thirty (30) days to September 28, 2023.

Therefore:

1.	Extension of Maturity Date in the Agreement:

Section I. “Definitions and Interpretation – 1.1 Terms Defined – ‘Line of Credit Maturity Date’” of the Agreement is hereby removed and replaced in its entirety by the following:

“Line of Credit Maturity Date – One hundred twenty (120) days from the Effective Date.”

2.	Extension of Maturity Date in the Note.

The definition of “Maturity Date” in the Note is hereby removed and replaced in its entirety by the following:

“For purposes of this Note, the maturity date shall be one hundred twenty (120) days from the date of this Note (the “Maturity Date”).”

This Amendment Letter Agreement, together with each of the Agreement and the Note, constitute the full and entire understanding and agreement between the Lender and the Borrower with regard to the subject matter therein and herein. Except as amended by this Amendment Letter Agreement, the Agreement and the Note shall remain unchanged and in full force and effect, and this Amendment Letter Agreement shall be governed by and subject to the terms of each of the Agreement and the Note, as applicable and as amended hereby. In the event of any inconsistency between this Amendment Letter Agreement, the Agreement and the Note, the provisions of this Amendment Letter Agreement will control.

[SIGNATURE PAGE FOLLOWS IMMEDIATELY AFTER THIS PAGE]

Agreed as of the Effective Date:

LENDER:

EXCEL FAMILY PARTNERS, LLLP

By: Fortress Holdings, LLC, its General Partner

By:	/s/ Bruce A. Cassidy, Sr.
Name:	Bruce A. Cassidy, Sr.
Title:	Manager

Address:	Excel Family Partners, LLLP
103 Plaza Drive, Suite B
St. Clairsville, Ohio 43950
Email:	[OMITTED]

Acknowledged and approved as of the Effective Date:

BORROWER:

LOOP MEDIA, INC., a Nevada corporation

By:	/s/ Jon Niermann
Name:	Jon Niermann
Title:	Chief Executive Officer

{Signature Page to Amendment Letter Agreement}